Exhibit 99.1

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Consolidated and Segment Information (unaudited)

Three Months Ended

March 31, 2014

($ in thousands)

	U.S.	Int’l
	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross written premiums	$198,348	$119,192	$105,250	$—	$422,790
Ceded written premiums	(65,066)	(42,582)	(3,292)	—	(110,940)
Net written premiums	133,282	76,610	101,958	—	311,850
Net earned premiums	115,190	62,054	48,028	—	225,272
Net losses and loss adjustment expenses	(72,964)	(31,220)	(30,883)	—	(135,067)
Commission expenses	(9,509)	(8,855)	(7,872)	509	(25,727)
Other operating expenses	(27,993)	(15,059)	(4,094)	—	(47,146)
Other underwriting income (expenses)	513	6	145	(509)	155

Underwriting profit (loss)	$5,237	$6,926	$5,324	$—	$17,487
Net investment income				16,610	16,610
Net realized gains (losses)				833	833
Interest expense				(3,852)	(3,852)
Other income (expense)				10,244	10,244

Income before income taxes	5,237	6,926	5,324	23,835	41,322
Income tax (expense) benefit				(13,354)	(13,354)

Net income (loss)					$27,968

Losses and loss adjustment expenses ratio	63.3%	50.3%	64.3%		60.0%
Commission expense ratio	8.3%	14.3%	16.4%		11.4%
Other operating expense ratio (2)	23.9%	24.2%	8.2%		20.8%

Combined ratio	95.5%	88.8%	88.9%		92.2%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

	U.S. Insurance
	Three Months Ended March 31, 2014
			Professional
amounts in thousands	Marine	P&C	Liability	Total
Gross written premiums	$43,025	$125,119	$30,204	$198,348
Ceded written premiums	(9,170)	(46,156)	(9,740)	(65,066)
Net written premiums	33,855	78,963	20,464	133,282
Net earned premiums	27,986	64,931	22,273	115,190
Net losses and LAE	(14,683)	(44,349)	(13,932)	(72,964)
Commission expenses	(2,547)	(3,945)	(3,017)	(9,509)
Other operating expenses	(5,689)	(17,313)	(4,991)	(27,993)
Other underwriting income (expenses)	201	266	46	513

Underwriting profit (loss)	$5,268	$(410)	$379	$5,237
Losses and LAE ratio	52.5%	68.3%	62.6%	63.3%
Commission expense ratio	9.1%	6.1%	13.5%	8.3%
Other operating expense ratio (1)	19.6%	26.2%	22.2%	23.9%

Combined ratio	81.2%	100.6%	98.3%	95.5%

(1) The Other operating expense ratio includes Other income (expense).

	Int’l Insurance
	Three Months Ended March 31, 2014
			Professional
amounts in thousands	Marine	P&C	Liability	Total
Gross written premiums	$61,982	$42,250	$14,960	$119,192
Ceded written premiums	(12,394)	(24,464)	(5,724)	(42,582)
Net written premiums	49,588	17,786	9,236	76,610
Net earned premiums	38,044	16,441	7,569	62,054
Net losses and LAE	(19,697)	(6,957)	(4,566)	(31,220)
Commission expenses	(9,987)	1,191	(59)	(8,855)
Other operating expenses	(6,415)	(5,280)	(3,364)	(15,059)
Other underwriting income (expenses)	6	—	—	6

Underwriting profit (loss)	$1,951	$5,395	$(420)	$6,926
Losses and LAE ratio	51.8%	42.3%	60.3%	50.3%
Commission expense ratio	26.4%	-7.2%	0.8%	14.3%
Other operating expense ratio (1)	16.8%	32.1%	44.5%	24.2%

Combined ratio	95.0%	67.2%	105.6%	88.8%

(1)	The Other operating expense ratio includes Other income (expense).

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Consolidated and Segment Information (unaudited)

Three Months Ended

June 30, 2014

($ in thousands)

	U.S.	Int’l
	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross written premiums	$206,703	$120,732	$21,360	$—	$348,795
Ceded written premiums	(60,004)	(56,345)	(582)	—	(116,931)
Net written premiums	146,699	64,387	20,778	—	231,864
Net earned premiums	125,254	59,661	46,169	—	231,084
Net losses and loss adjustment expenses	(73,131)	(35,293)	(31,796)	—	(140,220)
Commission expenses	(13,219)	(11,009)	(8,468)	546	(32,150)
Other operating expenses	(28,840)	(15,436)	(3,716)	—	(47,992)
Other underwriting income (expenses)	736	11	34	(546)	235

Underwriting profit (loss)	$10,800	$(2,066)	$2,223	$—	$10,957
Net investment income				15,648	15,648
Net realized gains (losses)				4,473	4,473
Interest expense				(4,319)	(4,319)
Other income (expense)				(1,900)	(1,900)

Income before income taxes	$10,800	$(2,066)	$2,223	$13,902	$24,859
Income tax (expense) benefit				(7,998)	(7,998)

Net income (loss)					$16,861

Losses and loss adjustment expenses ratio	58.4%	59.2%	68.9%		60.7%
Commission expense ratio	10.6%	18.5%	18.3%		13.9%
Other operating expense ratio (2)	22.4%	25.8%	8.0%		20.7%

Combined ratio	91.4%	103.5%	95.2%		95.3%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

	U.S. Insurance
	Three Months Ended June 30, 2014
			Professional
amounts in thousands	Marine	P&C	Liability	Total
Gross written premiums	$42,548	$137,137	$27,018	$206,703
Ceded written premiums	(11,587)	(40,452)	(7,965)	(60,004)
Net written premiums	30,961	96,685	19,053	146,699
Net earned premiums	26,727	76,585	21,942	125,254
Net losses and LAE	(10,609)	(52,619)	(9,903)	(73,131)
Commission expenses	(4,101)	(6,095)	(3,023)	(13,219)
Other operating expenses	(5,944)	(17,675)	(5,221)	(28,840)
Other underwriting income (expenses)	320	374	42	736

Underwriting profit (loss)	$6,393	$570	$3,837	$10,800
Losses and LAE ratio	39.7%	68.7%	45.1%	58.4%
Commission expense ratio	15.3%	8.0%	13.8%	10.6%
Other operating expense ratio (1)	21.1%	22.6%	23.6%	22.4%

Combined ratio	76.1%	99.3%	82.5%	91.4%

(1) The Other operating expense ratio includes Other income (expense).

	Int’l Insurance
	Three Months Ended June 30, 2014
			Professional
amounts in thousands	Marine	P&C	Liability	Total
Gross written premiums	$47,532	$51,305	$21,895	$120,732
Ceded written premiums	(17,033)	(31,284)	(8,028)	(56,345)
Net written premiums	30,499	20,021	13,867	64,387
Net earned premiums	34,177	16,466	9,018	59,661
Net losses and LAE	(22,963)	(9,937)	(2,393)	(35,293)
Commission expenses	(10,020)	(996)	7	(11,009)
Other operating expenses	(6,468)	(5,570)	(3,398)	(15,436)
Other underwriting income (expenses)	3	5	3	11

Underwriting profit (loss)	$(5,271)	$(32)	$3,237	$(2,066)
Losses and LAE ratio	67.2%	60.4%	26.5%	59.2%
Commission expense ratio	29.4%	6.0%	-0.1%	18.5%
Other operating expense ratio (1)	18.9%	33.8%	37.8%	25.8%

Combined ratio	115.5%	100.2%	64.2%	103.5%

(1)	The Other operating expense ratio includes Other income (expense).

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Consolidated and Segment Information (unaudited)

Three Months Ended

September 30, 2014

($ in thousands)

	U.S. Insurance	Int’l Insurance	GlobalRe	Corporate (1)	Total
Gross written premiums	$199,723	$94,161	$33,585	$—	$327,469
Ceded written premiums	(61,654)	(36,607)	(791)	—	(99,052)
Net written premiums	138,069	57,554	32,794	—	228,417
Net earned premiums	130,420	66,278	48,669	—	245,367
Net losses and loss adjustment expenses	(80,722)	(24,910)	(29,652)	—	(135,284)
Commission expenses	(12,870)	(12,792)	(8,831)	550	(33,943)
Other operating expenses	(29,160)	(17,288)	(3,940)	—	(50,388)
Other underwriting income (expenses)	534	1	122	(550)	107

Underwriting profit (loss)	$8,202	$11,289	$6,368	$—	$25,859
Net investment income				15,839	15,839
Net realized gains (losses)				6,718	6,718
Interest expense				(3,388)	(3,388)
Other income (expense)				1,229	1,229

Income before income taxes	$8,202	$11,289	$6,368	$20,398	$46,257
Income tax (expense) benefit				(15,032)	(15,032)

Net income (loss)					$31,225

Losses and loss adjustment expenses ratio	61.9%	37.6%	60.9%		55.1%
Commission expense ratio	9.9%	19.3%	18.1%		13.8%
Other operating expense ratio (2)	21.9%	26.1%	7.9%		20.6%

Combined ratio	93.7%	83.0%	86.9%		89.5%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

	U.S. Insurance
	Three Months Ended September 30, 2014
amounts in thousands	Marine	P&C	Professional Liability	Total
Gross written premiums	$34,576	$138,181	$26,966	$199,723
Ceded written premiums	(13,338)	(41,180)	(7,136)	(61,654)
Net written premiums	21,238	97,001	19,830	138,069
Net earned premiums	27,207	82,635	20,578	130,420
Net losses and LAE	(13,581)	(53,955)	(13,186)	(80,722)
Commission expenses	(3,486)	(6,697)	(2,687)	(12,870)
Other operating expenses	(6,086)	(17,935)	(5,139)	(29,160)
Other underwriting income (expenses)	168	331	35	534

Underwriting profit (loss)	$4,222	$4,379	$(399)	$8,202
Losses and LAE ratio	49.9%	65.3%	64.1%	61.9%
Commission expense ratio	12.8%	8.1%	13.1%	9.9%
Other operating expense ratio (1)	21.8%	21.3%	24.7%	21.9%

Combined ratio	84.5%	94.7%	101.9%	93.7%

(1) The Other operating expense ratio includes Other income (expense).

	Int’l Insurance
	Three Months Ended September 30, 2014
amounts in thousands	Marine	P&C	Professional Liability	Total
Gross written premiums	$41,593	$35,399	$17,169	$94,161
Ceded written premiums	(6,924)	(24,267)	(5,416)	(36,607)
Net written premiums	34,669	11,132	11,753	57,554
Net earned premiums	40,207	14,300	11,771	66,278
Net losses and LAE	(14,657)	(3,565)	(6,688)	(24,910)
Commission expenses	(9,755)	(2,565)	(472)	(12,792)
Other operating expenses	(7,573)	(5,675)	(4,040)	(17,288)
Other underwriting income (expenses)	1	0	0	1

Underwriting profit (loss)	$8,223	$2,495	$571	$11,289
Losses and LAE ratio	36.5%	24.9%	56.8%	37.6%
Commission expense ratio	24.4%	17.9%	4.0%	19.3%
Other operating expense ratio (1)	18.7%	39.8%	34.5%	26.1%

Combined ratio	79.6%	82.6%	95.3%	83.0%

(1)	The Other operating expense ratio includes Other income (expense).

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Consolidated and Segment Information (unaudited)

Three Months Ended

December 31, 2014

($ in thousands)

	U.S. Insurance	Int’l Insurance	GlobalRe	Corporate (1)	Total
Gross written premiums	$202,334	$90,819	$40,146	$—	$333,299
Ceded written premiums	(68,259)	(36,387)	(646)	—	(105,292)
Net written premiums	134,075	54,432	39,500	—	228,007
Net earned premiums	133,425	55,492	45,255	—	234,172
Net losses and loss adjustment expenses	(85,022)	(23,656)	(25,980)	—	(134,658)
Commission expenses	(14,242)	(11,770)	(8,258)	562	(33,708)
Other operating expenses	(29,824)	(17,492)	(3,983)	—	(51,299)
Other underwriting income (expenses)	458	14	188	(562)	98

Underwriting profit (loss)	$4,795	$2,588	$7,222	$—	$14,605
Net investment income				16,071	16,071
Net realized gains (losses)				788	788
Interest expense				(3,854)	(3,854)
Other income (expense)				488	488

Income before income taxes	$4,795	$2,588	$7,222	$13,493	$28,098
Income tax (expense) benefit				(8,823)	(8,823)

Net income (loss)					$19,275

Losses and loss adjustment expenses ratio	63.7%	42.6%	57.4%		57.5%
Commission expense ratio	10.7%	21.2%	18.2%		14.4%
Other operating expense ratio (2)	22.0%	31.5%	8.4%		21.9%

Combined ratio	96.4%	95.3%	84.0%		93.8%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

	U.S. Insurance
	Three Months Ended December 31, 2014
amounts in thousands	Marine	P&C	Professional Liability	Total
Gross written premiums	$37,058	$139,634	$25,642	$202,334
Ceded written premiums	(13,463)	(41,292)	(13,504)	(68,259)
Net written premiums	23,595	98,342	12,138	134,075
Net earned premiums	26,001	88,411	19,013	133,425
Net losses and LAE	(4,196)	(68,328)	(12,498)	(85,022)
Commission expenses	(2,959)	(8,692)	(2,591)	(14,242)
Other operating expenses	(6,486)	(17,980)	(5,358)	(29,824)

Other underwriting income (expenses)	150	292	16	458
Underwriting profit (loss)	$12,510	$(6,297)	$(1,418)	$4,795
Losses and LAE ratio	16.1%	77.3%	65.7%	63.7%
Commission expense ratio	11.4%	9.8%	13.6%	10.7%
Other operating expense ratio (1)	24.4%	20.0%	28.2%	22.0%

Combined ratio	51.9%	107.1%	107.5%	96.4%

(1) The Other operating expense ratio includes Other income (expense).

	Int’l Insurance
	Three Months Ended December 31, 2014
amounts in thousands	Marine	P&C	Professional Liability	Total
Gross written premiums	$39,680	$29,185	$21,954	$90,819
Ceded written premiums	(11,454)	(18,072)	(6,861)	(36,387)
Net written premiums	28,226	11,113	15,093	54,432
Net earned premiums	28,669	15,313	11,510	55,492
Net losses and LAE	(14,669)	(2,858)	(6,129)	(23,656)
Commission expenses	(7,898)	(2,925)	(947)	(11,770)
Other operating expenses	(7,766)	(5,631)	(4,095)	(17,492)
Other underwriting income (expenses)	6	4	4	14

Underwriting profit (loss)	$(1,658)	$3,903	$343	$2,588
Losses and LAE ratio	51.2%	18.7%	53.2%	42.6%
Commission expense ratio	27.6%	19.1%	8.2%	21.2%
Other operating expense ratio (1)	27.1%	36.7%	35.7%	31.5%

Combined ratio	105.9%	74.5%	97.1%	95.3%

(1)	The Other operating expense ratio includes Other income (expense).

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Consolidated and Segment Information (unaudited)

Year Ended

December 31, 2014

($ in thousands)

	U.S. Insurance	Int’l Insurance	GlobalRe	Corporate (1)	Total
Gross written premiums	$807,108	$424,904	$200,341	$—	$1,432,353
Ceded written premiums	(254,983)	(171,921)	(5,311)	—	(432,215)
Net written premiums	552,125	252,983	195,030	—	1,000,138
Net earned premiums	504,289	243,485	188,121	—	935,895
Net losses and loss adjustment expenses	(311,839)	(115,079)	(118,311)	—	(545,229)
Commission expenses	(49,840)	(44,426)	(33,429)	2,167	(125,528)
Other operating expenses	(115,817)	(65,275)	(15,733)	—	(196,825)
Other underwriting income (expenses)	2,241	32	489	(2,167)	595

Underwriting profit (loss)	$29,034	$18,737	$21,137	$0	$68,908
Net investment income				64,168	64,168
Net realized gains (losses)				12,812	12,812
Interest expense				(15,413)	(15,413)
Other income (expense)				10,061	10,061

Income before income taxes	$29,034	$18,737	$21,137	$71,628	$140,536
Income tax (expense) benefit				(45,207)	(45,207)

Net income (loss)					$95,329

Losses and loss adjustment expenses ratio	61.8%	47.3%	62.9%		58.3%
Commission expense ratio	9.9%	18.2%	17.8%		13.4%
Other operating expense ratio (2)	22.5%	26.8%	8.1%		20.9%

Combined ratio	94.2%	92.3%	88.8%		92.6%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

	U.S. Insurance
	Year Ended December 31, 2014
amounts in thousands	Marine	P&C	Professional Liability	Total
Gross written premiums	$157,207	$540,071	$109,830	$807,108
Ceded written premiums	(47,558)	(169,080)	(38,345)	(254,983)
Net written premiums	109,649	370,991	71,485	552,125
Net earned premiums	107,921	312,562	83,806	504,289
Net losses and LAE	(43,069)	(219,251)	(49,519)	(311,839)
Commission expenses	(13,093)	(25,429)	(11,318)	(49,840)
Other operating expenses	(24,205)	(70,903)	(20,709)	(115,817)
Other underwriting income (expenses)	839	1,263	139	2,241

Underwriting profit (loss)	$28,393	$(1,758)	$2,399	$29,034
Losses and LAE ratio	39.9%	70.1%	59.1%	61.8%
Commission expense ratio	12.1%	8.1%	13.5%	9.9%
Other operating expense ratio (1)	21.7%	22.4%	24.5%	22.5%

Combined ratio	73.7%	100.6%	97.1%	94.2%

	Int’l Insurance
	Year Ended December 31, 2014
amounts in thousands	Marine	P&C	Professional Liability	Total
Gross written premiums	$190,787	$158,139	$75,978	$424,904
Ceded written premiums	(47,805)	(98,087)	(26,029)	(171,921)
Net written premiums	142,982	60,052	49,949	252,983
Net earned premiums	141,097	62,520	39,868	243,485
Net losses and LAE	(71,986)	(23,317)	(19,776)	(115,079)
Commission expenses	(37,660)	(5,295)	(1,471)	(44,426)
Other operating expenses	(28,222)	(22,156)	(14,897)	(65,275)
Other underwriting income (expenses)	16	9	7	32

Underwriting profit (loss)	$3,245	$11,761	$3,731	$18,737
Losses and LAE ratio	51.0%	37.3%	49.6%	47.3%
Commission expense ratio	26.8%	8.5%	3.7%	18.2%
Other operating expense ratio (1)	20.0%	35.4%	37.4%	26.8%

Combined ratio	97.8%	81.2%	90.7%	92.3%

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Consolidated and Segment Information (unaudited)

Year Ended

December 31, 2013

($ in thousands)

	U.S. Insurance	Int’l Insurance	GlobalRe	Corporate (1)	Total
Gross written premiums	$745,995	$446,816	$177,706	$—	$1,370,517
Ceded written premiums	(279,769)	(200,027)	(2,799)	—	(482,595)
Net written premiums	466,226	246,789	174,907	—	887,922
Net earned premiums	437,737	246,258	157,944	—	841,939
Net losses and loss adjustment expenses	(283,694)	(114,395)	(120,872)	—	(518,961)
Commission expenses	(43,409)	(44,940)	(27,493)	2,348	(113,494)
Other operating expenses	(99,013)	(55,947)	(9,474)	—	(164,434)
Other underwriting income (expenses)	2,924	(1,867)	119	(2,348)	(1,172)

Underwriting profit (loss)	$14,545	$29,109	$224	$0	$43,878
Net investment income				56,251	56,251
Net realized gains (losses)				20,546	20,546
Call Premium on Senior Note				(17,895)	(17,895)
Interest expense				(10,507)	(10,507)

Income before income taxes	$14,545	$29,109	$224	$48,395	$92,273
Income tax (expense) benefit				(28,807)	(28,807)

Net income (loss)					$63,466

Losses and loss adjustment expenses ratio	64.8%	46.5%	76.5%		61.6%
Commission expense ratio	9.9%	18.2%	17.4%		13.5%
Other operating expense ratio (2)	22.0%	23.5%	6.0%		19.7%

Combined ratio	96.7%	88.2%	99.9%		94.8%

(1)	The Corporate segment includes intercompany eliminations.

	U.S. Insurance
	Year Ended December 31, 2013
amounts in thousands	Marine	P&C	Professional Liability	Total
Gross written premiums	$145,301	$470,615	$130,079	$745,995
Ceded written premiums	(45,349)	(201,440)	(32,980)	(279,769)
Net written premiums	99,952	269,175	97,099	466,226
Net earned premiums	106,670	230,666	100,401	437,737
Net losses and LAE	(52,184)	(158,996)	(72,514)	(283,694)
Commission expenses	(14,639)	(12,963)	(15,807)	(43,409)
Other operating expenses	(23,010)	(58,544)	(17,459)	(99,013)
Other underwriting income (expenses)	771	1,933	220	2,924

Underwriting profit (loss)	$17,608	$2,096	$(5,159)	$14,545
Losses and LAE ratio	48.9%	68.9%	72.2%	64.8%
Commission expense ratio	13.7%	5.6%	15.7%	9.9%
Other operating expense ratio (1)	20.9%	24.6%	17.2%	22.0%

Combined ratio	83.5%	99.1%	105.1%	96.7%

(1) The Other operating expense ratio includes Other income (expense).

	Int’l Insurance
	Year Ended December 31, 2013
amounts in thousands	Marine	P&C	Professional Liability	Total
Gross written premiums	$208,198	$180,657	$57,961	$446,816
Ceded written premiums	(53,082)	(120,068)	(26,877)	(200,027)
Net written premiums	155,116	60,589	31,084	246,789
Net earned premiums	164,080	55,809	26,369	246,258
Net losses and LAE	(88,539)	(12,862)	(12,994)	(114,395)
Commission expenses	(42,605)	(3,332)	997	(44,940)
Other operating expenses	(25,873)	(20,332)	(9,742)	(55,947)
Other underwriting income (expenses)	(1,867)	—	—	(1,867)

Underwriting profit (loss)	$5,196	$19,283	$4,630	$29,109
Losses and LAE ratio	54.0%	23.0%	49.3%	46.5%
Commission expense ratio	26.1%	6.0%	-3.8%	18.2%
Other operating expense ratio (1)	16.8%	36.4%	37.0%	23.5%

Combined ratio	96.9%	65.4%	82.5%	88.2%

(1)	The Other operating expense ratio includes Other income (expense).